THE LATIN AMERICA INVESTMENT FUND, INC.
--------------------------------------------------

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--------------------------------------------------------------------------------

                                                               February 26, 1996
Dear Shareholders:

We are pleased to report on the results of The Latin America Investment Fund, Inc. (the "Fund") for the year ended December 31, 1995.

At December 31, 1995, the Fund's investments in securities in various Latin American countries totaled $130.6 million, with the balance of the Fund's investments, approximately $0.3 million, invested in short-term obligations. At December 31, 1995, the Fund's net asset value was $17.09 per share, after taking into account 1995 distributions of $0.19 per share. In comparison, the Fund's net asset value at December 31, 1994 was $20.18 per share.

MARKET COMMENTARY

The year ended 1995 was a difficult and dramatic one for the Latin American markets, with the first several months of the year dominated by the fallout from Mexico's currency crisis. However, as 1996 begins, we are cheered by the markedly improving tone of the region's equity markets. January 1996 was the third consecutive positive month for the region, something that had not occurred since mid-summer. It now appears to us that the "Tequila Effect" -- the simultaneous decline of virtually the entire region's markets in sympathy with Mexico's crisis -- is effectively a thing of the past. Local concerns have returned to the forefront in determining market performance and returns during the last quarter of the year ranged from strongly positive in Argentina (the best-performing market worldwide) to deeply negative in Brazil.

We believe that Latin American markets are poised to recover in 1996 following nearly two years of disappointing performance. In part, this stems from our view that there will be a continued easing of monetary policy by the U.S. This should permit local interest rates to fall and also encourage a pick-up in capital flows. We have already begun to see increased flows of investment capital into Latin America, relative to an extremely negative investment environment during much of 1994 and 1995 and we are particularly pleased with growing signs of interest in the region from "non-dedicated" mutual funds and investment managers -- in other words, from investors who evaluate the attractiveness of Latin American markets against those of all other regions and allocate their global assets accordingly. Economic fundamentals have been improving throughout the region for several months, but it is clear that the Mexican peso crisis of December 1994 had a material impact on both the economic prospects for the region and, at least in the near term, on investors' perception of the outlook for stock market returns. In our view, this pessimism was overdone.

The persistent and exaggerated pessimism of investors in Argentina, for example, is at odds with the substantial gains being made in that economy and the strong fourth quarter recovery only went part way toward pricing in those fundamental improvements. Similarly, in light of the tremendous progress being made in Brazil, it again seems that the market would be significantly higher were it not for the remaining hangover from the "Tequila Effect."

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THE LATIN AMERICA INVESTMENT FUND, INC.
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In addition, contrary to the historic response normally seen in the region,  the peso  crisis has acted as  a wake-up call to Latin  American policy makers. As a
result,  social  security  systems  are  being  reformed  and  private   pension
arrangements have been put in place to boost savings rates, along the lines of the systems which have worked so well in Chile.

Similarly, there has been widespread recognition of the need to improve export performance, in order to generate valuable foreign exchange reserves. A key element of this has been a renewed awareness of the need to increase labor productivity and at the same time reduce employers' costs. Finally, we also anticipate renewed measures to reduce bureaucracy and increase deregulation, primarily through the privatization process. This became evident during 1995 in Argentina and should expand next year into Mexico and Brazil -- where a series of far-reaching privatizations are the key to the ultimate transition of those economies.

Consequently, we expect 1996 to prove to be a more positive year, with the absence of major macro-economic shocks. Despite the recent rally in various markets, asset prices are still depressed in our view, and do not yet reflect the improved prospects.

MEXICO

Both the Mexican BOLSA and the peso continued to display significant levels of volatility throughout 1995. Interestingly, Mexico's negative performance for the year (from a U.S. dollar-based investor's perspective) was entirely the result of a declining currency. The peso began the year trading at approximately 5 to the U.S. dollar, having depreciated steeply from an exchange rate of 3.5 in mid-December of 1994. At the end of 1995, it had cheapened to a value of 7.7 to the U.S. dollar, reflecting a loss in value of 36% during the year and 55% since the beginning of the crisis. The stock market, on the other hand, reached its lowest point (in peso terms) in early March and then doubled in price (as measured by the BOLSA index) in the last nine months of the year.

A key point about Mexico is that the very real risk of default on its external obligations has clearly passed. The restructuring arrangements overseen by the World Bank and the U. S. government throughout 1995 have seen to this. Mexico's prepayment of $700 million of the U.S. loan (funded by a successful Eurobond offering) in early October was an important, if symbolic, signal that the stabilization program remains effective. In this respect, it is significant that President Zedillo has laid out a clear plan to implement continued reform measures in the coming months. We should expect to see privatizations for example, in previously untouchable sectors of the economy, such as in the energy and related industries. Zedillo has a pressing social need to boost the economy and this stimulus cannot come from domestic sources alone. Hence, Mexico has to attract overseas capital again. Most important in this regard will be maintaining a commitment to tight money and fiscal discipline; investors do not want to see the Mexican government trying to spend its way out of the present recession.

Late in the year, Mexico was finally able to stabilize the peso, after a steady decline which had sharpened significantly during the first two weeks of November. By steadfastly permitting short-term interest rates to rise as high as the market deemed necessary (back to more than 70% at one point, in fact) and by projecting an air of consistency and purpose in economic policy, the Mexicans injected a somewhat higher level of confidence into the market, bringing the value of the peso down from a weak point of nearly 8 to the U.S.

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THE LATIN AMERICA INVESTMENT FUND, INC.
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dollar to a trading range of around 7.5 to the U.S. dollar. In reality, economic fundamentals improved substantially in Mexico from their low point early in the year. Third quarter corporate results, for example, were not as bad as many had expected, a real sign that the economy may have bottomed.

Serious problems, of course, remain in the Mexican banking system, which will make progress difficult for both the peso and the stock market. In addition, the political picture remains murky, as serious questions continue to be raised about the Colosio and Massieu assassinations, about corruption in former President Salinas' administration (and in his family), and about the willingness of the Zedillo administration and the Institutional Revolutionary Party ("PRI") to confront the disturbing implications of these problems. Equally as important, President Zedillo's lack of strong leadership has left something of a power and policy vacuum, a situation with which Mexico -- with its tradition of a strong presidency -- is completely unaccustomed and apparently uncomfortable. On the positive side, however, recent political trends have been positive, in that virtually all of the elections held so far this year have been won by the conservative opposition, keeping the pressure on the governing PRI. In addition, talks were recently reactivated to address constitutional reform.

ARGENTINA

In the early part of the year, Argentina suffered particularly from comparisons with Mexico, and rumors of imminent default or devaluation periodically swirled through the market. Foreign investors account for a large portion of the trading in this market, and the economies bore a certain similarity -- with that of Mexico, particularly in their overvalued currencies and high current account deficits.

In the May elections, President Menem was re-elected by a surprisingly strong margin, briefly boosting the market. This euphoria was short-lived, however, as doubts were soon raised about the health of the relationship between the two key figures in the government, Menem and his Economics Minister, Domingo Cavallo. These questions caused repeated jitters in the equity market and slowed its recovery during the middle months of the year. President Menem visited New York in November to meet with investment managers, in an attempt to regain the center stage in Argentina's economic policy process. His attempts to impress U.S. investment managers with his economic leadership turned into a public relations disaster. The fallout from this trip was a renewed sense that Menem's political fate is closely tied to both Cavallo and (more importantly) to the Convertibility Plan that lies at the heart of Argentina's economic success during the 1990s.

Soon thereafter, the Argentine government announced a new program of economic reforms. This program, dominated by spending cuts and a general orientation toward fiscal discipline, was very well received by the market, particularly as it was taken to indicate renewed strength in the Menem-Cavallo partnership. One result of these positive policy developments has been the gradual return to health of the nation's banking system. Total deposits have grown in recent months nearly to the levels prevalent before the onset of the Mexican peso crisis. Thus, paradoxically, the failure of Menem to impress investors led to a more constructive political and economic policy, which in turn led to an improvement in investor sentiment. In the wake of this clear turn in the right direction, Argentina led the region's markets during the last six weeks of the year, finishing 1995 on a particularly buoyant note.

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THE LATIN AMERICA INVESTMENT FUND, INC.
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We  continue to  believe that  Argentina is  an extremely  attractive market, in light of both improving fundamentals and continued cheap valuations. At the end of 1995, the Argentine equity market was priced at only 13.3 times prospective 1996 earnings, based on expected earnings growth of more than 16%.

BRAZIL

In Brazil, the success of the REAL Plan in defeating hyperinflation is now well-established, with the annual inflation rate remaining steadily in the 25% range -- it should be remembered that Brazil experienced an annual inflation rate in excess of 14,000% only 14 months ago. This achievement, however, is now in danger of becoming old news. While we remain bullish on the long-term prospects for this market, we are somewhat less sanguine on shorter-term prospects, in light of delays in enacting fiscal discipline and economic reforms.

Progress in reducing interest rates, in particular, has been hampered by delays in the passage through Congress of a significant package of fiscal reforms. During 1995, the fiscal balance has swung from a 1% surplus a year ago to a current deficit of nearly 4 1/2% of GDP. This negative trend occurred in the context of a strong rise in tax receipts, indicating that spending pressures have not yet been adequately dealt with, either on the national or the provincial level. As a result, real interest rates remain extremely high (around 3% per month), resulting in pronounced weakness in some sectors of the economy.

Nonetheless, it should be noted that a tremendous amount was achieved last year despite the above-mentioned concerns. An example is that of Telecomunicacoes Brasileiras S.A., the semi-state-owned telecommunications system that, through long-anticipated changes in its tariff structure, will finally be allowed to generate the revenues needed to invest in line growth and generate returns for shareholders.

CHILE

The impact of the Mexican crisis upon the rest of Latin America was, of course, profound. The extent to which markets declined in sympathy to Mexico's largely depended upon two variables, which, as it turns out, often go hand in hand. The first is the importance, within each market, of foreign investors, which depends upon both the domestic savings rate and the restrictions imposed upon foreign investment. As Mexico's troubles sucked liquidity out of the emerging markets, the BOLSAS that are dominated by foreigners felt substantially more selling pressure than those where domestic investors control the preponderance of shares. The second factor is the country's similarity, in economic terms, to Mexico. Of the major regional markets, the chief beneficiary of this calculus was Chile, where the savings rate is high, foreign investment is strictly regulated, the currency is fairly valued, the current account balance is healthy and economic reform has been a sterling success. As a result, Chilean equities experienced relatively little diminution of value during the early months of 1995.

However, in the second quarter, concerns arose in the Chilean market about the attitude of General Pinochet, former president and still head of the country's armed forces. This political crisis, sparked by the conviction on human rights violations of two of Pinochet's senior officers and questions over whether the military would allow them to be jailed, raised concerns once again about the military's role in the Chilean polity. These concerns dissipated during the fourth quarter and Chile's essentially democratic political structure remains firmly in place.

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THE LATIN AMERICA INVESTMENT FUND, INC.
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Chile  continued to  experience high  rates of  economic activity,  resulting in renewed concerns over inflation and a poorer performance in the trade account. The Chilean central bank has responded firmly to the possibility of economic overheating, resulting in a trend toward rising interest rates. The Chilean economy remains fundamentally the strongest in Latin America and the model which other nations are striving to emulate. It is worth noting that many of the policies with which the Zedillo government is attempting to restructure the Mexican economy are modeled after the Chilean program during the mid and late 1980s. Chile took about two years to recover from its 1982 devaluation crisis, which puts Mexico approximately on schedule. The Chilean model helps to explain the Mexicans' clear understanding that a significant improvement in domestic savings is perhaps the most important key to a solid and permanent recovery.

In summary, 1994 and 1995 may prove to be watershed years for the Latin American region. Markets have proved highly volatile and returns have been disappointing. Despite this, the outlook for the major factors we believe determine stock market performance seem better than they have for many years. In addition, governments have responded to the crisis by deepening reforms. This has been especially true in Argentina, but the Cardoso government in Brazil has also made significant progress. Finally, our analysis of market valuation suggests that there is very reasonable growth on offer at quite attractive prices. We do not doubt that there will be occasional periods of volatility and we do expect to see, for example, investors' nerves tested in Brazil as doubts continue to surface over the speed of fiscal reform. Despite this, we are confident that 1996 will prove a much more rewarding period for investors than we have experienced over the past two years.

PORTFOLIO PERFORMANCE

From August 1, 1990 (commencement of investment operations) through December 31, 1995, the Fund's total return, based on net asset value and assuming reinvestment of dividends and distributions, was 226.31%. For the same period, the various indices performed as follows in U.S. dollar terms:

Argentina...............................................    +225.17%
Brazil..................................................    +209.21%
Chile...................................................    +354.46%
Mexico..................................................     +68.95%

The Morgan Stanley Capital International Latin America Index gained 190.48% over the same time period.

For the year ended December 31, 1995, the Fund's total return, based on net asset value and assuming reinvestment of distributions, declined 14.24%. For the same period, the various indices performed as follows in U.S. dollar terms:

Argentina...............................................      +8.65%
Brazil..................................................     -21.29%
Chile...................................................      -6.17%
Mexico..................................................     -23.18%

The Morgan Stanley Capital International Latin America Index declined 12.84% over the same time period.

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THE LATIN AMERICA INVESTMENT FUND, INC.
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We wish to  remind shareholders whose  shares are registered  in their own  name that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a
broker/dealer  or  nominee   should  contact  that   party  for  details   about
participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and the Cash Purchase Plan are described on pages 27 and 28 of this report.

We appreciate your interest in the Fund and would be pleased to respond to your questions or comments.

Respectfully,

                   [LOGO]

Emilio Bassini
President and
Chief Investment Officer*
------------------------
* Emilio Bassini, who is a member of the Executive Committee of BEA Associates and holds the offices of Chief Financial Officer and Executive Director of BEA Associates, is primarily responsible for management of the Fund's assets. He has served in such capacity since the commencement of the Fund's operations. Mr. Bassini joined BEA Associates (formerly Basic Appraisals, Inc. and BEA Associates, Inc.) in 1984. Mr. Bassini is a Director, Chairman of the Board, President and Chief Investment Officer of The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Portugal Fund, Inc. He is also a Director, Chairman of the Board, President and Investment Officer of The Brazilian Equity Fund, Inc., as well as the President and Secretary of The Indonesia Fund, Inc.

Peter Wilby, of Salomon Brothers Asset Management Inc. ("SBAM") is responsible for managing the Fund's sovereign debt portfolio. Mr. Wilby, who joined SBAM in 1989, is a Senior Portfolio Manager responsible for SBAM's portfolios which invest in high yield sovereign debt and high yield corporate securities. Prior to that time, Mr. Wilby managed high yield bonds and leveraged equities in mutual funds and institutional portfolios for Prudential Capital Management Group ("Prudential"). He had previously served as director of Prudential's credit research unit and as a corporate and sovereign credit analyst with Prudential. Mr. Wilby is a Chartered Financial Analyst and a Certified Public Accountant.

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THE LATIN AMERICA INVESTMENT FUND, INC.
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                               PORTFOLIO SUMMARY
                      AS OF DECEMBER 31, 1995 (unaudited)

--------------------------------------------------------------------------------
          GEOGRAPHIC ASSET BREAKDOWN                SECTOR ALLOCATION
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Latin America                           2.5%
Brazil                                 25.1%
Puerto Rico                             1.0%
Mexico                                 14.6%
Bolivia                                 0.6%
Chile                                  28.8%
Cash and cash equivalents               2.6%
Peru                                    4.9%
Ecuador                                 1.4%
Argentina                              13.4%
Venezuela                               2.7%
Columbia                                2.4%
Banking                                10.4%
Natural Gas                             5.0%
Telecommunications                     12.2%
Utilities                               9.9%
Food and Beverage                      11.9%
Retail                                  3.2%
Mining                                  3.6%
Holding Companies                       4.4%
Steel                                   5.2%
Electric Distributors                   5.5%
Electric Generators                     2.7%
Engineering and Construction            2.1%
Forestry                                3.2%
Cement                                  3.6%
Fixed or Floating Rate
Investments                             3.0%
Cash and cash equivalents               2.8%
Other                                  11.5%

THIS CHART REPRESENTS THE
GEOGRAPHIC ASSET                       THIS CHART REPRESENTS THE SECTOR
ALLOCATION OF TOTAL NET ASSETS OF                 ALLOCATION
THE FUND.                              OF TOTAL NET ASSETS OF THE FUND.

--------------------------------------------------------------------------------
                           TOP 10 HOLDINGS, BY ISSUER
--------------------------------------------------------------------------------

                                                                                              PERCENT
                                                                                                 OF
                    HOLDING                         SECTOR               COUNTRY/REGION      NET ASSETS
--------------------------------------------------------------------------------------------------------
  1.  Centrais Eletricas Brasileiras S.A.
                                                   Utilities                 Brazil               3.67
--------------------------------------------------------------------------------------------------------
  2.  Telefonica del Peru S.A.
                                              Telecommunications              Peru                2.81
--------------------------------------------------------------------------------------------------------
  3.  Banco Frances del Rio de la Plata
      S.A.                                          Banking                Argentina              2.46
--------------------------------------------------------------------------------------------------------
  4.  Banco de Credito e Inversiones
                                                    Banking                  Chile                2.40
--------------------------------------------------------------------------------------------------------
  5.  Companhia Vale do Rio Doce
                                                    Mining                   Brazil               2.35
--------------------------------------------------------------------------------------------------------
  6.  Enersis S.A.
                                             Electric Distribution           Chile                2.34
--------------------------------------------------------------------------------------------------------
  7.  Camuzzi Argentina S.A.
                                                  Natural Gas              Argentina              2.18
--------------------------------------------------------------------------------------------------------
  8.  Companhia Energetica de Minas
      Gerais                                       Utilities                 Brazil               2.09
--------------------------------------------------------------------------------------------------------
  9.  Corporacion Industrial SanLuis,
      S.A.                                     Holding Companies             Mexico               2.07
      de C.V.
--------------------------------------------------------------------------------------------------------
 10.  Banco de Galicia y Buenos Aires
      S.A.                                          Banking                Argentina              1.92
--------------------------------------------------------------------------------------------------------

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THE LATIN AMERICA INVESTMENT FUND, INC.
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              SUMMARY OF INVESTMENTS BY COUNTRY/REGION (unaudited)

                                                                                       PERCENT OF
                                  COUNTRY/REGION                                       NET ASSETS         VALUE
-----------------------------------------------------------------------------------  ---------------  --------------
ARGENTINA..........................................................................         13.44     $   18,054,390
BOLIVIA............................................................................          0.63            844,550
BRAZIL.............................................................................         25.05         33,638,121
CHILE..............................................................................         28.83         38,712,627
COLOMBIA...........................................................................          2.37          3,184,681
ECUADOR............................................................................          1.43          1,919,682
LATIN AMERICA......................................................................          2.53          3,398,215
MEXICO.............................................................................         14.61         19,620,330
PERU...............................................................................          4.90          6,574,461
PUERTO RICO........................................................................          0.95          1,279,275
VENEZUELA..........................................................................          2.71          3,641,177
                                                                                            -----     --------------
    TOTAL INVESTMENTS..............................................................         97.45     $  130,867,509
                                                                                            -----     --------------
                                                                                            -----     --------------

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                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             EQUITY OR EQUITY-LINKED SECURITIES-94.25%
             ARGENTINA-12.60%
             AUTO PARTS-0.02%
        1,600   Fric Rot S.A.................................................................. $     23,996
                                                                                               ------------
             BANKING-4.38%
      125,300   Banco de Galicia y Buenos Aires S.A. ADS, Class B.............................    2,584,313
       47,150   Banco Frances del Rio de la Plata S.A.........................................      417,215
      107,440   Banco Frances del Rio de la Plata S.A. ADS....................................    2,887,450
                                                                                               ------------
                                                                                                  5,888,978
                                                                                               ------------
             FOOD AND BEVERAGE-0.31%
            3   Buenos Aires Embotelladora S.A................................................        2,806
       26,200   Quilmes Industrial S.A........................................................      408,720
                                                                                               ------------
                                                                                                    411,526
                                                                                               ------------
             NATURAL GAS-5.03%
    1,536,387   Camuzzi Argentina S.A.*.......................................................    2,922,899
      186,844   Capex S.A.....................................................................    1,363,756
      150,000   Perez Companc S.A., Class B...................................................      794,881
          421   Sodigas del Sur S.A.*.........................................................      782,591
          583   Sodigas Pampeana S.A.*........................................................      886,936
                                                                                               ------------
                                                                                                  6,751,063
                                                                                               ------------
             RETAIL-0.00%
          574   Domec S.A., Class B+..........................................................        1,464
                                                                                               ------------
             TELECOMMUNICATIONS-2.39%
      247,262   Argentine Cellular Communications (Holdings) Ltd.*+...........................    1,298,126
       32,500   Telecom Argentina STET-
                France Telecom S.A. ADS......................................................     1,547,812
       13,300   Telefonica de Argentina S.A. ADS..............................................      362,425
                                                                                               ------------
                                                                                                  3,208,363
                                                                                               ------------
             UTILITIES-0.47%
       33,500   Central Puerto S.A. ADR++.....................................................      636,500
                                                                                               ------------
             TOTAL ARGENTINA (Cost $16,775,629)..............................................    16,921,890
                                                                                               ------------
             BOLIVIA-0.63%
             UTILITIES-0.63%
       25,400   Compania Boliviana de Energia Electrica S.A. (Cost $609,600)..................      844,550
                                                                                               ------------

                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------

             BRAZIL-24.15%
             BANKING-1.76%
  192,545,206   Banco Bradesco S.A. PN(a)..................................................... $  1,683,867
   59,385,000   Banco do Brasil S.A. PN.......................................................      672,087
                                                                                               ------------
                                                                                                  2,355,954
                                                                                               ------------
             BUSINESS SERVICES-0.56%
    1,018,000   Multibras S.A. PN.............................................................      754,113
                                                                                               ------------
             CHEMICALS AND PETROLEUM PRODUCTS-1.16%
   18,221,800   Petroleo Brasileiro S.A. PN...................................................    1,555,869
                                                                                               ------------
             CONSUMER GOODS-0.12%
           50   Ficap Marvin S.A. PN..........................................................            3
  373,587,000   Tec Toy Industria e Comercio PN+..............................................      153,747
                                                                                               ------------
                                                                                                    153,750
                                                                                               ------------
             FOOD AND BEVERAGE-2.49%
    3,489,073   Companhia Cervejaria
                Brahma PN....................................................................     1,435,942
    1,334,000   Santista Alimentos S.A. ON+...................................................    1,715,623
      336,530   Serrana S.A. PN+..............................................................      190,433
                                                                                               ------------
                                                                                                  3,341,998
                                                                                               ------------
             HOLDING COMPANIES-0.94%
      715,000   Brasmotor S.A. PN.............................................................      141,978
    2,050,800   Investimentos Itau S.A. PN....................................................    1,118,292
                                                                                               ------------
                                                                                                  1,260,270
                                                                                               ------------
             MANUFACTURING-0.85%
   31,976,978   Continental 2001 S.A.-Utilidades Domesticas PN................................      394,798
  375,496,000   Refrigeracao Parana S.A. PN...................................................      749,485
                                                                                               ------------
                                                                                                  1,144,283
                                                                                               ------------
             MINING-2.35%
       56,000   Companhia Vale do
                Rio Doce ADR.................................................................     2,310,000
    5,150,200   Companhia Vale do Rio Doce PN.................................................      847,813
                                                                                               ------------
                                                                                                  3,157,813
                                                                                               ------------
             RETAIL-1.42%
   72,559,560   Lojas Americanas S.A. PN......................................................    1,702,102
       36,600   Makro Atacadista S.A. GDR+,++.................................................      208,071
                                                                                               ------------
                                                                                                  1,910,173
                                                                                               ------------

THE LATIN AMERICA INVESTMENT FUND, INC.
--------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (continued)

                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             STEEL-1.36%
        4,229   Bardella S.A. PN.............................................................. $    348,084
   42,617,060   Companhia Siderurgica
                Nacional ON..................................................................       876,939
  745,808,000   Usinas Siderurgicas de Minas Gerais S.A. PN...................................      606,192
                                                                                               ------------
                                                                                                  1,831,215
                                                                                               ------------
             TELECOMMUNICATIONS-1.52%
       30,000   Telecomunicacoes de Minas Gerais S.A., PNB....................................        1,373
    4,028,877   Telecomunicacoes de Sao Paulo S.A. PN.........................................      592,756
    2,126,000   Telecomunicacoes do
                Parana S.A. ON...............................................................       656,207
       50,000   Telecomunicacoes do
                Parana S.A. PN...............................................................        15,896
      680,000   Telecomunicacoes do Rio de Janeiro S.A. ON+...................................       58,559
   10,937,000   Telecomunicacoes do Rio de Janeiro S.A. PN+...................................      708,916
                                                                                               ------------
                                                                                                  2,033,707
                                                                                               ------------
             TEXTILES-1.66%
    6,676,800   Cia. Tecidos Norte de Minas Gerais PN.........................................    2,232,584
                                                                                               ------------
             TRANSPORTATION-0.33%
    3,016,810   Marcopolo S.A. PNB............................................................      446,958
                                                                                               ------------
             UTILITIES-7.63%
   18,200,431   Centrais Eletricas
                Brasileiras S.A. ON..........................................................     4,924,856
    1,598,300   Centrais Eletricas de
                Santa Catarin PN+............................................................       772,880
  127,004,750   Companhia Energetica de Minas Gerais PN.......................................    2,809,406
   35,930,910   Companhia Paulista de Forca e Luz ON..........................................    1,741,186
                                                                                               ------------
                                                                                                 10,248,328
                                                                                               ------------
             TOTAL BRAZIL (Cost $39,384,903).................................................    32,427,015
                                                                                               ------------
             CHILE-28.62%
             BANKING-2.93%
      373,694   Banco de Credito e Inversiones................................................    3,219,518
    5,783,975   Banco Osorno y La Union,
                Class A......................................................................       373,734
       80,229   Bice Corp S.A.................................................................      335,728
                                                                                               ------------
                                                                                                  3,928,980
                                                                                               ------------
             CONSUMER DURABLES-0.01%
       65,581   Companias Cic S.A.............................................................       17,596
                                                                                               ------------
                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------

             CONSUMER GOODS-0.93%
   21,643,485   Compania Tecno Industrial S.A................................................. $  1,252,525
                                                                                               ------------
             ELECTRIC DISTRIBUTION-4.34%
          599   Chilectra S.A.................................................................        2,897
      142,000   Compania General de
                Electricidad S.A.............................................................       489,004
       31,135   Emelsa S.A....................................................................      713,442
    5,699,129   Enersis S.A...................................................................    3,142,412
       57,500   Sociedad Austral de
                Electricidad S.A.............................................................     1,479,077
                                                                                               ------------
                                                                                                  5,826,832
                                                                                               ------------
             ELECTRIC GENERATION-2.71%
      256,056   Chilgener S.A.................................................................    1,575,729
      112,686   Empresa Electrica Pilmaiquen S.A..............................................      124,821
    2,670,387   Empresa Nacional de
                Electricidad S.A.............................................................     1,939,112
                                                                                               ------------
                                                                                                  3,639,662
                                                                                               ------------
             ENGINEERING AND CONSTRUCTION-0.51%
       60,426   Besalco S.A...................................................................      232,036
      698,968   Maderas y Sinteticos Sociedad Anonima.........................................      447,340
                                                                                               ------------
                                                                                                    679,376
                                                                                               ------------
             FERTILIZER-1.31%
      244,421   Sociedad Quimica y Minera de Chile S.A., Class A..............................    1,161,188
      127,949   Sociedad Quimica y Minera de Chile S.A., Class B..............................      601,242
                                                                                               ------------
                                                                                                  1,762,430
                                                                                               ------------
             FINANCIAL SERVICES-0.79%
        7,000   Administradora de Fondos de Pensiones Provida S.A. ADS........................      193,375
       42,465   Antarchile S.A., Class A......................................................      224,633
      425,000   Invercap S.A..................................................................      638,154
                                                                                               ------------
                                                                                                  1,056,162
                                                                                               ------------
             FISHERY-0.28%
    1,204,818   Pesquera Itata S.A............................................................      379,610
                                                                                               ------------
             FOOD AND BEVERAGE-3.25%
          517   Compania Cervecerias Unidas S.A...............................................        2,386
      347,533   Embotelladora Andina S.A......................................................    2,074,505
    3,637,415   Embotelladora Polar S.A.......................................................    1,799,681
      830,627   Empresas Iansa S.A............................................................      220,819
      182,729   Empresas Santa Carolina S.A...................................................      224,897
      912,650   Jugos Concentrados S.A........................................................       44,930
                                                                                               ------------
                                                                                                  4,367,218
                                                                                               ------------

THE LATIN AMERICA INVESTMENT FUND, INC.
--------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (continued)

                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             FORESTRY-3.15%
      218,449   Compania Chilena de
                Fosforos S.A.................................................................  $    731,300
      246,029   Compania de Petreoleos de
                Chile S.A....................................................................     1,053,761
      114,504   Compania Manufacturera de Papeles y Cartones S.A..............................    1,507,930
      647,903   Forestal Terranova............................................................      917,032
                                                                                               ------------
                                                                                                  4,210,023
                                                                                               ------------
             HEALTH CARE-0.31%
    1,122,599   Banmedica S.A.................................................................      417,261
                                                                                               ------------
             INSURANCE-0.16%
      188,348   Cia. de Seguros la Prevision
                Vida S.A.....................................................................       213,917
                                                                                               ------------
             MINING-1.22%
      213,500   Antofagasta Holdings P.L.C....................................................      970,141
      199,302   Empresa Minera de Mantos Blancos S.A..........................................      564,178
          761   Sociedad Punta del
                Cobre S.A., Class A..........................................................       106,772
                                                                                               ------------
                                                                                                  1,641,091
                                                                                               ------------
             PACKAGING-0.15%
      297,747   Envases del Pacifico S.A......................................................      205,216
                                                                                               ------------
             PHARMACEUTICALS-0.91%
    2,049,137   Laboratorio Chile S.A.........................................................    1,226,204
                                                                                               ------------
             RETAIL-0.24%
      208,642   Santa Isabel S.A..............................................................      326,124
                                                                                               ------------
             SHIPPING-0.02%
       23,635   Puerto Ventanas S.A...........................................................       31,125
                                                                                               ------------
             STEEL-1.37%
      425,000   Compania de Aceros del
                Pacifico S.A.................................................................     1,836,000
                                                                                               ------------
             TELECOMMUNICATIONS-2.65%
      290,317   Compania de Telecomunicaciones de Chile S.A., Class A.........................    1,400,668
      200,000   Compania de Telecomunicaciones de Chile S.A., Class B.........................      891,077
      141,547   Empresa Nacional de Telecomunicaciones S.A....................................    1,270,003
                                                                                               ------------
                                                                                                  3,561,748
                                                                                               ------------
             TOBACCO-0.19%
       33,887   Empresas CCT S.A..............................................................      254,413
                                                                                               ------------
                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------

             UTILITIES-0.81%
      131,593   Compania de Consumidores de Gas de Santiago S.A............................... $    599,254
    1,239,254   Empresa Metropolitana de Obras Santinas.......................................      488,075
                                                                                               ------------
                                                                                                  1,087,329
                                                                                               ------------
             WHOLESALE-0.38%
    1,153,465   Zona Franca de Iquique S.A....................................................      511,074
                                                                                               ------------
             TOTAL CHILE (Cost $19,063,000)..................................................    38,431,916
                                                                                               ------------
             COLOMBIA-2.37%
             BANKING-1.36%
            9   Banco de Bogota...............................................................           43
       34,300   Banco Ganadero S.A.,
                Preferred C, ADR.............................................................       445,900
       25,500   Banco Industrial Colombiano ADR...............................................      417,563

  PAR (000)
-------------
U.S.$   1,270   Banco de Colombia, Senior Subordinated Convertible Notes, 5.20%, 02/01/99++...      965,200
                                                                                               ------------
                                                                                                  1,828,706
                                                                                               ------------

NO. OF SHARES
-------------
             CEMENT-1.01%
       74,300   Cementos Diamante ADS+,++.....................................................    1,355,975
                                                                                               ------------
             TOTAL COLOMBIA (Cost $3,442,290)................................................     3,184,681
                                                                                               ------------
             ECUADOR-0.85%
             CEMENT-0.85%
        6,528   Cemento Nacional Ecuador GDR++ (Cost $1,371,182)..............................    1,142,400
                                                                                               ------------
             LATIN AMERICA-2.53%
             FOOD AND BEVERAGE-1.15%
       48,400   Panamerican Beverages, Inc., Class A..........................................    1,548,800
                                                                                               ------------
             TELECOMMUNICATIONS-1.38%
        4,660   International Wireless Communications, Inc.,
                Series D*+...................................................................     1,747,500
          271   International Wireless Communications, Inc.,
                Series F*+...................................................................       101,625

THE LATIN AMERICA INVESTMENT FUND, INC.
--------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (continued)

                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             TELECOMMUNICATIONS (CONTINUED)
           16   International Wireless Communications, Inc., Warrants (expiring 12/31/98)*+... $        290
                                                                                               ------------
                                                                                                  1,849,415
                                                                                               ------------
             TOTAL LATIN AMERICA (Cost $2,640,982)...........................................     3,398,215
                                                                                               ------------
             MEXICO-14.37%
             CEMENT-1.09%
      357,619   Apasco, S.A. de C.V...........................................................    1,464,778
                                                                                               ------------
             ENGINEERING & CONSTRUCTION-0.84%
       76,900   Corporacion GEO, S.A. de C.V. ADR+,++.........................................      903,575
       75,640   Corporacion GEO, S.A. de C.V., Series B.......................................      219,126
                                                                                               ------------
                                                                                                  1,122,701
                                                                                               ------------
             FOOD AND BEVERAGE-4.11%
       56,700   Coca-Cola Femsa, S.A de C.V. ADS..............................................    1,048,950
      328,200   Fomento Economico Mexicano, S.A. de C.V., Class B.............................      737,652
      377,399   Grupo Industrial Bimbo, S.A de C.V., Class A..................................    1,560,470
      460,000   Grupo Modelo, S.A. de C.V., Series C..........................................    2,176,280
                                                                                               ------------
                                                                                                  5,523,352
                                                                                               ------------
             HOLDING COMPANIES-3.46%
      537,354   Corporacion Industrial SanLuis, S.A. de C.V. CPO..............................    2,786,022
      346,500   Grupo Carso, S.A. de C.V., Class A1+..........................................    1,868,360
          658   Grupo Sidek, S.A. de C.V., Class A+...........................................          307
                                                                                               ------------
                                                                                                  4,654,689
                                                                                               ------------
             PAPER PRODUCTS-1.20%
      106,800   Kimberly Clark de Mexico, S.A. de C.V., Class A...............................    1,611,344
                                                                                               ------------
             RETAIL-1.53%
      320,000   Fotoluz Corporacion, S.A. de C.V., Class B+...................................       17,421
       51,800   Grupo Casa Autrey, S.A. de C.V. ADS...........................................      692,825
      313,000   Grupo Elektra, S.A. de C.V. CPO...............................................    1,338,821
                                                                                               ------------
                                                                                                  2,049,067
                                                                                               ------------
                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------

             STEEL-2.01%
       38,950   Grupo Simec, S.A. de C.V. ADS+................................................ $    243,438
      545,300   Grupo Simec, S.A. de C.V., Series B+..........................................      187,303
      436,000   Hylsamex, S.A. de C.V., Class B+..............................................    1,571,069
       31,000   Tubos de Acero de Mexico, S.A.+...............................................      226,222
       67,300   Tubos de Acero de Mexico, S.A. ADR+...........................................      471,100
                                                                                               ------------
                                                                                                  2,699,132
                                                                                               ------------
             TOURISM-0.13%
       19,074   Grupo Situr, S.A. de C.V.
                ADS+,++......................................................................        56,030
      353,365   Grupo Situr, S.A. de C.V.,
                Series B+....................................................................       112,674
                                                                                               ------------
                                                                                                    168,704
                                                                                               ------------
             TOTAL MEXICO (Cost $23,895,970).................................................    19,293,767
                                                                                               ------------
             PERU-4.90%
             ELECTRIC DISTRIBUTION-1.12%
    1,434,000   Ontario-Quinta A.V.V.*........................................................    1,497,813
                                                                                               ------------
             ENGINEERING AND CONSTRUCTION-0.71%
       75,866   Cementos Lima S.A.++..........................................................      959,709
                                                                                               ------------
             FOOD AND BEVERAGE-0.00%
           11   Backus y Johnson..............................................................           19
                                                                                               ------------
             TELECOMMUNICATIONS-3.07%
    1,760,655   Telefonica del Peru S.A., Series B............................................    3,776,920

  PAR (000)
-------------
U.S.$     400   Tele 2000 S.A., Convertible Notes, 9.75%, 04/14/97++..........................      340,000
                                                                                               ------------
                                                                                                  4,116,920
                                                                                               ------------
             TOTAL PERU (Cost $4,702,070)....................................................     6,574,461
                                                                                               ------------

NO. OF SHARES
-------------
             PUERTO RICO-0.95%
             TELECOMMUNICATIONS-0.95%
       46,100   Cellular Communications of Puerto Rico, Inc.+ (Cost $800,940).................    1,279,275
                                                                                               ------------

THE LATIN AMERICA INVESTMENT FUND, INC.
--------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (continued)

                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             VENEZUELA-2.28%
             CEMENT-0.65%
      712,400   C.A. Venezolana de Cementos S.A.C.A., Class 1................................. $    874,920
           21   C.A. Venezolana de Cementos S.A.C.A., Class 2.................................           23
                                                                                               ------------
                                                                                                    874,943
                                                                                               ------------
             ENGINEERING AND CONSTRUCTION-0.41%
      295,700   Siderurgica Venezolana S.A.I.C.A. ADR.........................................      554,437
                                                                                               ------------
             FOOD AND BEVERAGE-0.54%
      184,000   Mavesa S.A. ADR+..............................................................      713,000
        1,545   Mavesa S.A. ADR+,++...........................................................        5,987
                                                                                               ------------
                                                                                                    718,987
                                                                                               ------------
             MANUFACTURING-0.00%
        3,733   Ceramica Carabobo C.A., Class A...............................................        3,241
        1,866   Ceramica Carabobo C.A., Class B...............................................        1,456
                                                                                               ------------
                                                                                                      4,697
                                                                                               ------------
             TELECOMMUNICATIONS-0.25%
       40,140   Venworld Telecommunications*+++...............................................      334,374
                                                                                               ------------
             TEXTILES-0.06%
      933,886   Mantex S.A.I.C.A..............................................................       79,763
       56,660   Sudamtex de Venezuela, C.A., Class B..........................................        5,173
                                                                                               ------------
                                                                                                     84,936
                                                                                               ------------
             UTILITIES-0.37%
      725,443   C.A. La Electricadad de Caracas, SAICA-SACA...................................      495,678
                                                                                               ------------
             TOTAL VENEZUELA (Cost $4,285,579)...............................................     3,068,052
                                                                                               ------------
             TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost $116,972,145)....................   126,566,222
                                                                                               ------------
             FIXED OR FLOATING RATE INVESTMENTS-2.99%
  PAR (000)
-------------
             ARGENTINA-0.84%
U.S.$   1,000   Republic of Argentina, Discount Bonds, Series L, FRB, 6.5625%,
                03/31/23(e)(g)...............................................................       652,500
          533   Republic of Argentina, New Money Bonds FRB, 6.8125%, 10/25/99(e)(f)...........      480,000
                                                                                               ------------
             TOTAL ARGENTINA (Cost $1,060,434)...............................................     1,132,500
                                                                                               ------------

     PAR                                                                                          VALUE
    (000)                                      DESCRIPTION                                       (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             BRAZIL-0.90%
U.S.$   2,122   Federal Republic of Brazil, Capitalization Bonds PIK, 8.00%,
                04/15/14(b)(e)(Cost $1,129,090)..............................................  $  1,211,106
                                                                                               ------------
             ECUADOR-0.58%
          331   Republic of Ecuador, Interest Equalization Bonds FRB, 6.50%, 12/21/04(g)......      200,588
        1,715   Republic of Ecuador, Past Due Interest Bonds FRB, PIK, 6.8125%,
                02/28/15(c)(g)...............................................................       576,694
                                                                                               ------------
             TOTAL ECUADOR (Cost $887,285)...................................................       777,282
                                                                                               ------------
             MEXICO-0.24%
          500   United Mexican States, Par Bonds, Series A, 6.25%, 12/31/19(e) (Cost
                $306,001)....................................................................       326,563
                                                                                               ------------
             VENEZUELA-0.43%
        1,000   Republic of Venezuela, Par Bonds, Series W-A, 6.75%, 03/31/20 (d)(e) (Cost
                $555,552)....................................................................       573,125
                                                                                               ------------
             TOTAL FIXED OR FLOATING RATE INVESTMENTS (Cost $3,938,362)......................     4,020,576
                                                                                               ------------

             SHORT-TERM INVESTMENTS-0.21%
 UNITS (000)
-------------
             CHILEAN INFLATION-ADJUSTED TIME
              DEPOSITS-0.13%
    CLP     6   Banco de O'Higgins, 6.92%, 03/11/96** (Cost $172,602).........................      174,769
                                                                                               ------------

   NO. OF
   SHARES
-------------
             CHILEAN MUTUAL FUNDS-0.08%
        8,518   Fondo Mutuo Bonosorno Global..................................................       32,000
        3,994   Fondo Mutuo Operacional BanChile..............................................       41,204
        6,221   Fondo Mutuo Security Premium..................................................       32,738
                                                                                               ------------
             TOTAL CHILEAN MUTUAL FUNDS (Cost $105,740)......................................       105,942
                                                                                               ------------

THE LATIN AMERICA INVESTMENT FUND, INC.
--------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (continued)

                                                                                                  VALUE
                                               DESCRIPTION                                       (NOTE A)
             --------------------------------------------------------------------------------  ------------
             TOTAL SHORT-TERM INVESTMENTS (Cost $278,342)....................................  $    280,711
                                                                                               ------------

             TOTAL INVESTMENTS (Cost $121,188,849)
             (Notes A,D)..............................................................  97.45%   130,867,509
             CASH AND OTHER ASSETS IN
             EXCESS OF LIABILITIES....................................................  2.55%      3,422,235
                                                                                        -----   ------------
             NET ASSETS...............................................................  100.00% $134,289,744
                                                                                        -----   ------------
                                                                                        -----   ------------

----------------------------------
    *  Not readily marketable security.

   **  Effective yield on the date of purchase.

    +  Security is non-income producing.

   ++ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."

    ++  Restricted security (see Note F).

  (a) With an additional 4,502,094 rights attached, expiring 01/15/96, with no market value.

  (b)  Payment-in-kind; of which 4.00% is being capitalized.

  (c)  Payment-in-kind; of which 3.00% is being capitalized.

  (d) With an additional 5,000 oil obligation certificates attached, expiring 4/15/20, with no market value.

  (e)  Brady Bonds.

  (f) Adjustable rate; rate reset based on 6-month London Interbank Offered Rate (LIBOR) plus 0.875%.

  (g)  Adjustable rate; rate reset based on 6-month LIBOR plus 0.8125%.

 ADR  American Depositary Receipts.

 ADS  American Depositary Shares.

 CLP  Chilean pesos.

 FRB  Floating Rate Bonds.

GDR  Global Depositary Receipts.

 ON  Ordinary Shares.

 PIK  Payment-in-Kind.

  PN  Preferred Shares.

 U.S.$  United States dollars.

See accompanying notes to financial statements.

THE LATIN AMERICA INVESTMENT FUND, INC.
--------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS:
  Investments, at value (Cost $121,188,849) (Note
   A)                                               $130,867,509
  Cash (including $56,074 of foreign currency
   holdings
   with a cost of $110,137) (Note A)                   5,338,949
  Receivables:
    Investments sold                                   1,119,440
    Dividends                                            162,190
    Interest                                             127,963
  Prepaid expenses                                         4,602
                                                    ------------
  Total Assets                                       137,620,653
                                                    ------------
LIABILITIES:
  Payables:
    Investments purchased                              2,617,997
    Advisory fees (Note B)                               370,078
    Administration fees (Note B)                          43,412
    Other accrued expenses                               299,422
                                                    ------------
  Total Liabilities                                    3,330,909
                                                    ------------
NET ASSETS (applicable to 7,859,999 shares of
 common stock outstanding) (Note C)                 $134,289,744
                                                    ------------
                                                    ------------
NET ASSET VALUE PER SHARE
 ($134,289,744 DIVIDED BY 7,859,999)                      $17.09
                                                    ------------
                                                    ------------
Net assets consist of:
  Capital stock, $0.001 par value; 7,859,999
   shares issued and outstanding
   (100,000,000 shares authorized)                  $      7,860
  Paid-in capital                                    130,572,131
  Undistributed net investment income                  1,490,854
  Accumulated net realized loss on investments and
   foreign currency related transactions              (7,397,695)
  Net unrealized appreciation in value of
   investments and translation of other assets and
   liabilities denominated in foreign currencies       9,616,594
                                                    ------------
Net assets applicable to shares outstanding         $134,289,744
                                                    ------------
                                                    ------------

See accompanying notes to financial statements.

THE LATIN AMERICA INVESTMENT FUND, INC.
--------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
  Income (Note A):
    Dividends                                       $  2,955,302
    Interest                                           1,368,854
    Less: Foreign taxes withheld                        (122,169)
                                                    ------------
    Total Investment Income                            4,201,987
                                                    ------------
  Expenses:
    Investment advisory fees (Note B)                  1,659,751
    Administration fees (Note B)                         333,825
    Custodian fees (Note B)                              210,548
    Audit and legal fees                                  80,732
    Transfer agent fees                                   55,061
    Printing                                              53,229
    Insurance                                             46,253
    Accounting fees                                       35,853
    Amortization of organizational costs                  30,530
    Directors' fees                                       29,451
    NYSE listing fee                                      16,170
    Other                                                 24,828
    Chilean repatriation taxes (Note A)                  297,603
                                                    ------------
    Total Expenses                                     2,873,834
    Less: Fee waivers (Note B)                          (162,701)
                                                    ------------
      Net Expenses                                     2,711,133
                                                    ------------
    Net Investment Income                              1,490,854
                                                    ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY RELATED
 TRANSACTIONS:
    Net realized gain/(loss) from:
      Investments                                     (7,361,121)
      Foreign currency related transactions               19,059
    Net change in unrealized appreciation in value
     of investments and translation
     of other assets and liabilities denominated
     in foreign currencies                           (16,912,743)
                                                    ------------
    Net realized and unrealized loss on
     investments and foreign currency related
     transactions                                    (24,254,805)
                                                    ------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                         $(22,763,951)
                                                    ------------
                                                    ------------

See accompanying notes to financial statements.

THE LATIN AMERICA INVESTMENT FUND, INC.
--------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS

                                               FOR THE YEAR ENDED DECEMBER 31,
                                               --------------------------------
                                                     1995              1994
                                               -----------------   ------------
INCREASE/(DECREASE) IN NET ASSETS:
  Operations:
    Net investment income                        $     1,490,854   $    538,222
    Net realized gain/(loss) on investments
     and foreign currency related
     transactions                                     (7,342,062)    34,568,804
    Net change in unrealized appreciation in
     value of investments and translation of
     other assets and liabilities denominated
     in foreign currencies                           (16,912,743)   (35,400,381)
                                               -----------------   ------------
    Net decrease in net assets resulting from
     operations                                      (22,763,951)      (293,355)
                                               -----------------   ------------
  Dividends and distributions to shareholders
   from:
    Net investment income                                     --       (379,665)
    Net realized gains on investments                 (1,492,105)   (33,609,403)
                                               -----------------   ------------
    Total dividends and distributions to
     shareholders                                     (1,492,105)   (33,989,068)
                                               -----------------   ------------
  Capital share transactions (Note C):
    Proceeds from the sale of 2,282,740
     shares in rights offering                                --     50,380,357
    Proceeds from 98,012 and 20,673 shares,
     respectively, issued in reinvestment of
     dividends                                         1,820,380        601,896
    Offering costs charged to capital                         --       (485,000)
    Reduction of offering costs charged to
     capital                                              52,713             --
                                               -----------------   ------------
    Net increase in net assets resulting from
     capital share transactions                        1,873,093     50,497,253
                                               -----------------   ------------
    Total increase/(decrease) in net assets          (22,382,963)    16,214,830

NET ASSETS:
  Beginning of year                                  156,672,707    140,457,877
                                               -----------------   ------------
  End of year (including undistributed net
   investment income of $1,490,854 and $0,
   respectively)                                 $   134,289,744   $156,672,707
                                               -----------------   ------------
                                               -----------------   ------------

See accompanying notes to financial statements.

THE LATIN AMERICA INVESTMENT FUND, INC.
--------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                FOR THE PERIOD
                                                                                                                AUGUST 1, 1990*
                                                              FOR THE YEAR ENDED DECEMBER 31,                       THROUGH
                                               --------------------------------------------------------------    DECEMBER 31,
                                                  1995        1994+         1993         1992         1991           1990
                                               ----------   ----------   ----------   ----------   ----------   ---------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period           $20.18       $25.73       $25.36       $26.05       $14.24         $ 13.64**
                                               ----------   ----------   ----------   ----------   ----------   ---------------
  Net investment income                            0.19         0.09         0.08         0.24         0.61            0.29
  Net realized and unrealized gain/(loss) on
   investments and foreign currency related
   transactions                                   (3.09)        1.29        10.18         1.51        14.66            0.58
                                               ----------   ----------   ----------   ----------   ----------   ---------------
  Net increase/(decrease) in net assets from
   operations                                     (2.90)        1.38        10.26         1.75        15.27            0.87
                                               ----------   ----------   ----------   ----------   ----------   ---------------
  Dividends and distributions to
   shareholders:
  From net investment income                         --        (0.07)       (0.22)          --        (0.63)          (0.27)
  From net realized gains on investments and
   foreign currency related transactions          (0.19)       (4.33)       (8.61)       (2.44)       (2.83)             --
  In excess of net realized gains                    --           --        (0.04)          --           --              --
                                               ----------   ----------   ----------   ----------   ----------   ---------------
  Total dividends and distributions to
   shareholders                                   (0.19)       (4.40)       (8.87)       (2.44)       (3.46)          (0.27)
                                               ----------   ----------   ----------   ----------   ----------   ---------------
  Dilution due to capital share rights
   offering                                          --        (2.53)       (1.02)          --           --              --
                                               ----------   ----------   ----------   ----------   ----------   ---------------
  Net asset value, end of period                 $17.09       $20.18       $25.73       $25.36       $26.05         $ 14.24
                                               ----------   ----------   ----------   ----------   ----------   ---------------
                                               ----------   ----------   ----------   ----------   ----------   ---------------
  Market value, end of period                    $14.750      $18.750      $31.500      $24.375      $26.500        $11.125
                                               ----------   ----------   ----------   ----------   ----------   ---------------
                                               ----------   ----------   ----------   ----------   ----------   ---------------
  Total investment return(a)                     (20.34)%     (26.63)%(d)    89.45%(d)     2.35%     167.96%         (18.35)%
                                               ----------   ----------   ----------   ----------   ----------   ---------------
                                               ----------   ----------   ----------   ----------   ----------   ---------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)      $134,290     $156,673     $140,458     $102,259     $104,435         $57,081
  Ratio of expenses to average net assets          1.78%(f)     1.72%(e)     2.06%        2.31%(e)     2.30%           3.27%(b)
  Ratio of net investment income to average
   net assets                                      1.32%(f)     0.63%(e)     1.45%        1.15%(e)     2.85%           5.10%(b)
  Portfolio turnover rate                         38.71%       77.81%       70.17%       55.40%       82.39%          52.49%(c)

------------------------------
 *  Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.31 per share.
 +  Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized. In addition, such returns have been restated to reflect the reinvestment of dividends and distributions, if any, on the ex-dividend date.
(b) Annualized.
(c) Not annualized.
(d) Excludes dilutive effect of rights offering.
(e) Ratios do not include effect of taxes. The ratios of expenses to average net assets and net investment income to average net assets would have been 2.02% and 0.34% for the year ended December 31, 1994; and 2.61% and 0.85% for the year ended December 31, 1992, respectively, with the inclusion of the taxes.
(f) Ratios are presented net of fee waivers and do not include the effect of repatriation taxes. Without fee waivers and including the effect of repatriation taxes the ratios of expenses to average net assets and net investment income to average net assets would have been 2.12% and 0.98%, respectively.

See accompanying notes to financial statements.

THE LATIN AMERICA INVESTMENT FUND, INC.
--------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

NOTE A. SIGNIFICANT
ACCOUNTING POLICIES

The Latin America Investment Fund, Inc. (the "Fund") was incorporated in Maryland on April 17, 1990 and commenced investment operations on August 1, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

  PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized  cost. The  preparation of  financial statements  requires the  use of estimates by  management,  principally  the  valuation  of  non-publicly  traded securities. Accordingly, the Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At December 31, 1995, the Fund held 7.13% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $9,389,157 and fair value of $9,572,154. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

  CASH: Deposits held at Brown Brothers Harriman & Co. (Grand Cayman), the Fund's custodian, in a variable rate account are classified as cash. At December 31, 1995, the interest rate was 4.94% which resets on a daily basis. Amounts are generally available on the same business day.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

  TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

  At December 31, 1995, the Fund had a capital loss carryover of $5,842,282 which expires in 2003.

  For U.S. federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, 1995, within the fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer capital losses of $1,520,544.

  Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by Latin American countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

  The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the year ended December 31, 1995, the Fund incurred $297,603 of such taxes.

THE LATIN AMERICA INVESTMENT FUND, INC.
--------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (continued)

  FOREIGN CURRENCY  TRANSLATIONS:    The  books and  records  of  the  Fund  are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

  (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

  The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

  The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

  Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

  Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

  DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net short-term capital losses, including capital loss carryovers, if any, although it currently expects to distribute such gains. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

  The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

  OTHER:   Securities denominated  in  currencies other  than U.S.  dollars  are subject to changes in value due to fluctuations in exchange rates.

  Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital

THE LATIN AMERICA INVESTMENT FUND, INC.
--------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (continued) remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as specified in the Fund's prospectus.

  The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the major securities exchange are held by a small number of investors. This may limit the number of shares for acquisition or disposition by the Fund.

  The Fund, subject to local investment limitations, may invest up to 25% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

  The Fund is permitted to engage in the trading of sovereign debt of Latin American countries which involves a high degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund will invest is widely considered to have a credit quality below investment grade as determined by U.S. rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.

NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser, with respect to all investments other than sovereign debt. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.0625% of the first $100 million of the Fund's average weekly net assets, 0.9775% of the next $50 million of the Fund's average weekly net assets and 0.8925% of amounts over $150 million. BEA has agreed to waive its portion of the advisory fee previously payable to Merchant Bankers Asociados S.A., Patrimonio Planejamento Financeiro Ltda., and Acci Worldwide S.A. de C.V. (the "Sub-Advisers") who had been employed by the Fund as sub-advisers through March 1, 1994, August 15, 1994, and November 16, 1994, respectively. In addition, BEA receives from the Fund an administration fee, which represents a reimbursement of certain Fund expenses. For the year ended December 31, 1995, advisory and administration fees amounted to $1,411,019 and $8,927, respectively, of which BEA waived $138,296 in advisory fees previously payable to its Sub-Advisers.

  Salomon Brothers Asset Management Inc. ("SBAM") serves as the Fund's investment adviser with respect to sovereign debt. In return for its services, SBAM is paid an annual fee, calculated weekly and paid quarterly, equal to 0.1875% of the first $100 million of the Fund's average weekly net assets, 0.1725% of the next $50 million of the Fund's average weekly net assets and 0.1575% of amounts over $150 million. SBAM has agreed to waive its portion of the advisory fee previously payable to the Sub-Advisers.

THE LATIN AMERICA INVESTMENT FUND, INC.
--------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (continued)
For the year ended December 31, 1995, advisory fees amounted to $248,732 of which $24,405 was waived by SBAM.

  Celfin Servicios Financieros Limitada (formerly Celfin Agente de Valores Limitada) ("Celfin") serves as the Fund's sub-adviser with respect to Chilean investments. In return for its services, Celfin is paid a fee out of the advisory fees payable to BEA and SBAM, computed weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly net assets. For the year ended December 31, 1995, these sub-advisory fees amounted to $67,792.

  Through August 10, 1995, PFPC Inc. ("PFPC") served as the Fund's U.S. administrator. The Fund paid PFPC a fee that was computed weekly and paid quarterly at an annual rate of 0.10% of the value of the Fund's average weekly net assets, which was subject to a minimum annual fee. For the period January 1, 1995 through August 10, 1995, PFPC earned $81,871 for administrative services.

  Effective August 11, 1995, Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the period August 11, 1995 through December 31, 1995, BSFM earned $50,700 for administrative services.

  BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid an annual fee by the Fund equal to the greater of 2,000 U.F.'s (approximately $61,300 at December 31, 1995) or 0.10% of the Fund's average weekly net assets and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.'s. Such fees are paid by AFICE to Celfin for certain administrative services. An accounting fee is also paid to Celfin which is calculated and paid quarterly at an annual rate of 205.32 U.F.'s (approximately $6,300 at December 31, 1995). For the year ended December 31, 1995, Celfin earned $135,663 and $6,193 for administration and accounting services, respectively.

  Through June 20, 1995, Banco Bradesco de Investimento S.A. ("Bradesco") served as the Fund's Brazilian Economic Adviser and Administrator. For its services, Bradesco was paid an annual fee by the Fund equal to the greater of $40,000 or 0.10% of the Fund's average weekly net assets invested in Brazil. For the period January 1, 1995 through June 20, 1995, the administration fees amounted to $28,418.

  Through June 20, 1995, PNC Bank, N.A., and Citibank, N.A. served as the custodian for the Fund's U.S. and foreign assets (other than Brazilian and Mexican assets), respectively. Banco Bradesco S.A. served as the custodian for the Fund's Brazilian assets and S.D. Indeval, S.A. de C.V. served as custodian for the Fund's Mexican assets. Effective June 21, 1995, Brown Brothers Harriman & Co. serves as the custodian for all of the Fund's U.S. and foreign assets.

  Through September 4, 1995, PNC Bank, N.A. served as the Fund's transfer agent and registrar. Effective

September 5, 1995, The First National Bank of Boston serves as the Fund's transfer agent and registrar.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 7,859,999 shares outstanding at December 31, 1995, BEA owned 7,169 shares.

  During the year ended December 31, 1994, the Fund issued 2,282,740 shares in connection with a rights offering of the Fund's shares. Shareholders of record on October 3, 1994 were issued one nontransferable

THE LATIN AMERICA INVESTMENT FUND, INC.
--------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (continued) right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $22.93 per share. Shareholders who fully exercised all the rights issued to them in the Primary Subscription were allowed to purchase additional shares at the same price under an overallotment agreement. Offering costs of $1,962,871 for sales commissions and $432,287 for expenses attributed to the rights offering were charged to additional paid-in capital.

NOTE D. INVESTMENT TRANSACTIONS

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1995 was $121,233,438. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $9,634,071, was composed of gross appreciation of $30,401,504 for those investments having an excess of value over cost and gross depreciation of $20,767,433 for those investments having an excess of cost over value.

  For the year ended December 31, 1995, purchases and sales of securities, other than short-term obligations, were $50,865,864 and $52,912,141, respectively.

NOTE E. CREDIT AGREEMENT

The Fund, along with 15 other U.S. registered investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 16 funds exceed $50,000,000. The line of credit will bear interest at (I) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (II) the Adjusted Eurodollar Rate plus 1.50%. The

Fund had no amounts outstanding under the credit agreement at December 31, 1995.

THE LATIN AMERICA INVESTMENT FUND, INC.
--------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value at December 31, 1995, share value of the securities and percent of net assets which the securities comprise.

                                                                                 FAIR
                                                                                 VALUE
                                   NUMBER OF                                      AT       VALUE PER    PERCENT OF
            SECURITY                SHARES      ACQUISITION DATES     COST     12/31/95      SHARE      NET ASSETS
--------------------------------  -----------  -------------------  ---------  ---------  -----------  -------------
Venworld Telecommunications           40,140     7/30/92 & 8/07/92  $ 816,959  $ 334,374   $    8.33         0.25

NOTE G. QUARTERLY RESULTS OF OPERATIONS (unaudited)

                                                                    NET GAIN/(LOSS)
                                                                     ON INVESTMENT             NET
                                                                      AND FOREIGN       INCREASE/(DECREASE)
                                                      NET               CURRENCY              IN NET
                              INVESTMENT          INVESTMENT            RELATED          ASSETS RESULTING
                                INCOME           INCOME/(LOSS)        TRANSACTIONS       FROM OPERATIONS         MARKET PRICE
                           -----------------   -----------------   ------------------   ------------------         ON NYSE
                            TOTAL      PER      TOTAL      PER      TOTAL       PER      TOTAL       PER     --------------------
      QUARTER ENDED         (000)     SHARE     (000)     SHARE     (000)      SHARE     (000)      SHARE      HIGH        LOW
-------------------------  -------   -------   -------   -------   --------   -------   --------   -------   ---------   --------
March 31, 1995...........  $   976   $ 0.12    $   403   $ 0.05    $(40,173)  $(5.12)   $(39,770)  $(5.07)   $19.125     $13.875
June 30, 1995............    1,151     0.15        561     0.07      21,424     2.73      21,985     2.80     17.250      14.875
September 30, 1995.......    1,190     0.15        585     0.07         663     0.08       1,248     0.15     18.750      15.000
December 31, 1995........      885     0.11        (58)   --         (6,169)   (0.78)     (6,227)   (0.78)    15.125      13.625
                           -------   -------   -------   -------   --------   -------   --------   -------
    Totals...............  $ 4,202   $ 0.53    $ 1,491   $ 0.19    $(24,255)  $(3.09)   $(22,764)  $(2.90)
                           -------   -------   -------   -------   --------   -------   --------   -------
                           -------   -------   -------   -------   --------   -------   --------   -------
March 31, 1994...........  $   515   $ 0.10    $  (290)  $(0.05)   $  1,461   $ 0.28    $  1,171   $ 0.23    $35.750     $23.875
June 30, 1994............    1,053     0.19        442     0.08      (9,499)   (1.74)     (9,057)   (1.66)    25.500      21.875
September 30, 1994.......      943     0.17         26     0.01      41,267     7.53      41,293     7.54     31.750      23.750
December 31, 1994........    1,241     0.18        360     0.05     (34,061)   (4.78)    (33,701)   (4.73)    27.750      18.750
                           -------   -------   -------   -------   --------   -------   --------   -------
    Totals...............  $ 3,752   $ 0.64    $   538   $ 0.09    $   (832)  $ 1.29    $   (294)  $ 1.38
                           -------   -------   -------   -------   --------   -------   --------   -------
                           -------   -------   -------   -------   --------   -------   --------   -------

THE LATIN AMERICA INVESTMENT FUND, INC.
--------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Latin America Investment Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Latin America Investment Fund, Inc., including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995 by correspondence with the custodian, brokers and issuers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Latin America Investment Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 16, 1996

THE LATIN AMERICA INVESTMENT FUND, INC.
--------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (unaudited)

On April 25, 1995, the annual meeting of shareholders of The Latin America Investment Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                VOTES FOR   VOTES WITHHELD   NON-VOTES
--------------------------------------------------------------  ----------  ---------------  ----------
Peter Gordon..................................................   5,679,929        42,637      2,130,616
Daniel Sigg...................................................   5,679,278        43,288      2,130,616
Martin Torino.................................................   5,679,278        43,288      2,130,616

    In addition to the directors re-elected at the meeting, Emilio Bassini, James Cattano, Michael Hyland, and George Landau continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the year ending December 31, 1995.

                                                 VOTES FOR   VOTES AGAINST  VOTES WITHHELD   NON-VOTES
                                                 ----------  -------------  ---------------  ----------
                                                  5,679,008       29,998          13,560      2,130,616

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          TAX INFORMATION (unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (December 31, 1995) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. Of the $0.19 per share distribution paid in respect of such fiscal year, $0.03 per share was derived from net realized short-term capital gains and $0.16 per share was from net realized long-term capital gains. There were no distributions which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1995.

Notification for calendar year 1995 was mailed in January 1996. The notification reflected the amount to be used by calendar year taxpayers on their U.S. federal income tax returns along with Form 1099-DIV.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

THE LATIN AMERICA INVESTMENT FUND, INC.
--------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    DESCRIPTION OF DIVIDEND REINVESTMENT AND
                               CASH PURCHASE PLAN

Pursuant  to The  Latin America  Investment Fund,  Inc.'s (the  "Fund") Dividend
Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at the market price.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent,

THE LATIN AMERICA INVESTMENT FUND, INC.
--------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    DESCRIPTION OF DIVIDEND REINVESTMENT AND
                         CASH PURCHASE PLAN (continued)
it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested. A participant's tax basis in his shares acquired through his optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends and capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends and capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase on the Fund's common stock on his own behalf.

The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semiannual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT ADVISER
BEA Associates
New York, New York
Salomon Brothers Asset Management Inc.
New York, New York

ADMINISTRATOR
Bear Stearns Funds Management Inc.
New York, New York

TRANSFER AGENT AND REGISTRAR
The First National Bank of Boston
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania

LEGAL COUNSEL
Willke Farr & Gallagher
New York, New York

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
                               THE LATIN AMERICA
                             ----------------------
                             INVESTMENT FUND, INC.
                           --------------------------

                               THE LATIN AMERICA
                             INVESTMENT FUND, INC.
                                 ANNUAL REPORT
                               DECEMBER 31, 1995